Goodwill, Net	12 Months Ended
Jun. 30, 2024
Goodwill, Net [Abstract]
GOODWILL, NET

11 - GOODWILL, NET

Goodwill, net, consisted of the following:

	As of June 30,
	2024	2023
Begining balance	$10,945,553	$1,144,824
Acquisition	709,351	9,888,067
Exchange differences	$(23,948)	$(87,338)
Ending balance	11,630,956	10,945,553
Accumulated impairment	(10,205,471)	—
Goodwill, net	$1,425,485	$10,945,553

The Company performed its annual goodwill impairment testing at the end of each reporting period or more frequently if events or changes in circumstances indicate that it might be impaired. In its goodwill impairment assessment as of June 30, 2024, the Company concluded that the carrying amount of the reporting unit exceeded its implied fair value and recorded the impairment losses of $ 10,636,358, nil and nil,for the years ended June 30, 2024, 2023 and 2022, respectively. The Company determined the fair value of the reporting unit by using the income approach with significant unobservable inputs.